UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 2010

Commission File Number 000-33047	Registrant: State of Incorporation: Address: and Telephone Number ALTERRA CAPITAL HOLDINGS LIMITED Alterra House 2 Front Street Hamilton, HM 11 Bermuda Telephone (441) 295-8800	I.R.S. Employer Identification No. 98-0584464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Notes

On September 27, 2010, Alterra Finance LLC (“Alterra Finance”), a Delaware limited liability company and an indirect wholly-owned subsidiary of Alterra Capital Holdings Limited, a Bermuda company (“Alterra Capital Holdings”), issued and sold $350,000,000 aggregate principal amount of its 6.25% Senior Notes due 2020 (“Senior Notes”) fully and unconditionally guaranteed by Alterra Capital Holdings pursuant to the terms of an Underwriting Agreement, dated September 22, 2010, among Alterra Finance, Alterra Capital Holdings and Banc of America Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters listed on Schedule A thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The Senior Notes and the guarantee of Alterra Capital Holdings are registered under an automatic shelf registration statement on Form S-3 (SEC File Nos. 333-167035-01 and 333-167035), which was filed and became effective on May 24, 2010.

Alterra Finance intends to lend all of the net proceeds to Alterra Holdings USA Inc., the direct parent of Alterra Finance, to repay the outstanding balance of approximately $200 million under its Amended and Restated Credit Agreement, dated as of June 12, 2007, as amended. Any remaining proceeds will be used for general corporate purposes.

The terms of the Senior Notes were established in the First Supplemental Indenture, dated as of September 27, 2010, by and between Alterra Finance, Alterra Capital Holdings, as guarantor, and The Bank of New York Mellon, as trustee (“Trustee”), supplementing the Indenture, dated as of September 1, 2010, as amended, between Alterra Finance, Alterra Capital Holdings and the Trustee. A copy of the Indenture, the First Supplemental Indenture and the Form of Note are filed as exhibits hereto and incorporated herein by reference.

The Underwriting Agreement contains customary representations and warranties on the part of Alterra Finance and Alterra Capital Holdings. Alterra Finance and Alterra Capital Holdings have agreed to indemnify the Underwriters against certain liabilities, including under securities laws, or to contribute to payments that the Underwriters may be required to make in that respect.

The Senior Notes will mature on September 30, 2020, and bear interest at the rate of 6.25% per annum payable on March 30 and September 30 in each year beginning on March 30, 2011, until maturity.

The Senior Notes will be redeemable as a whole or in part, at Alterra Finance’s option, at any time, at a redemption price equal to the greater of: (i) 100% and (ii) a make-whole price calculated by reference to the present value of the then-remaining scheduled principal and interest payments discounted at a rate derived from the then current yield on U.S. Treasury securities of comparable maturity plus 50 basis points, plus, in each case, accrued and unpaid interest to the redemption date. The Senior Notes may also be redeemed under certain circumstances. The Indenture contains affirmative and negative covenants and customary events of default, including payment defaults, breaches of covenants and certain events of bankruptcy, insolvency and reorganization.

Guaranties

Also on September 27, 2010, in connection with this offering, Alterra Finance entered into Guaranty Agreements in favor of the lenders under Alterra Capital Holdings’ existing credit agreements in consideration of their consent to the Indenture, First Supplemental Indenture and issuance of the Senior Notes by Alterra Finance and Alterra Capital Holdings. The Guaranty Agreements provide a full and unconditional guaranty by Alterra Finance of the obligations of the borrowers to the guaranteed parties under the existing facilities. The Guaranty Agreements are filed as Exhibits hereto and incorporated herein by reference.

Item 8.01 Other Events

On September 22, 2010, Alterra Capital Holdings issued a press release announcing the pricing of the Senior Notes. The text of the press release is furnished as attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 22, 2010, among Alterra Finance LLC, Alterra Capital Holdings Limited, and Banc of America Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the Underwriters named in Schedule A to the Underwriting Agreement.

4.1	Indenture, dated as of September 1, 2010, among Alterra Finance LLC, Alterra Capital Holdings Limited and The Bank of New York Mellon, as trustee, paying agent and registrar.

4.2	First Supplemental Indenture, dated as of September 27, 2010.

4.3	Form of 6.25% Senior Notes due 2020 (contained in Exhibit 4.2 hereto).

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP relating to the Senior Notes and the Guarantee.

5.2	Opinion of Conyers Dill & Pearman Limited relating to the Senior Notes and the Guarantee.

10.1	Guaranty Agreement, dated as of September 27, 2010, by Alterra Finance LLC, in favor of the Lender parties to the Amended and Restated Credit Agreement, dated as of June 12, 2007, by and among Alterra Holdings Limited, Alterra Bermuda Limited (f/k/a Harbor Point Re Limited), Alterra Reinsurance USA Inc. (f/k/a Harbor Point Reinsurance U.S., Inc.), Alterra Holdings USA Inc. (f/k/a Harbor Point U.S. Holdings, Inc.), certain lenders party thereto, and Bank of America, N.A., as fronting bank, letter of credit administrator and administrative agent.

10.2	Guaranty Agreement, dated as of September 27, 2010, by Alterra Finance LLC, in favor of the Lender parties to the Credit Agreement, dated as of August 7, 2007, by and among Alterra Bermuda Limited (f/k/a Alterra Insurance Limited), Alterra Capital Holdings Limited, certain lenders party thereto, and Bank of America, N.A., as fronting bank, letter of credit administrator and administrative agent.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Conyers Dill & Pearman Limited (contained in Exhibit 5.2 hereto).

99.1	Press Release dated September 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

September 27, 2010

ALTERRA CAPITAL HOLDINGS LIMITED
Registrant

By:	/s/ Joseph W. Roberts
Joseph W. Roberts Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 22, 2010, among Alterra Finance LLC, Alterra Capital Holdings Limited, and Banc of America Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the Underwriters named in Schedule A to the Underwriting Agreement.

4.1	Indenture, dated as of September 1, 2010, among Alterra Finance LLC, Alterra Capital Holdings Limited and The Bank of New York Mellon, as trustee, paying agent and registrar.

4.2	First Supplemental Indenture, dated as of September 27, 2010.

4.3	Form of 6.25% Senior Notes due 2020 (contained in Exhibit 4.2 hereto).

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP relating to the Senior Notes and the Guarantee.

5.2	Opinion of Conyers Dill & Pearman Limited relating to the Senior Notes and the Guarantee.

10.1	Guaranty Agreement, dated as of September 27, 2010, by Alterra Finance LLC, in favor of the Lender parties to the Amended and Restated Credit Agreement, dated as of June 12, 2007, by and among Alterra Holdings Limited, Alterra Bermuda Limited (f/k/a Harbor Point Re Limited), Alterra Reinsurance USA Inc. (f/k/a Harbor Point Reinsurance U.S., Inc.), Alterra Holdings USA Inc. (f/k/a Harbor Point U.S. Holdings, Inc.), certain lenders party thereto, and Bank of America, N.A., as fronting bank, letter of credit administrator and administrative agent.

10.2	Guaranty Agreement, dated as of September 27, 2010, by Alterra Finance LLC, in favor of the Lender parties to the Credit Agreement, dated as of August 7, 2007, by and among Alterra Bermuda Limited (f/k/a Alterra Insurance Limited), Alterra Capital Holdings Limited, certain lenders party thereto, and Bank of America, N.A., as fronting bank, letter of credit administrator and administrative agent.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Conyers Dill & Pearman Limited (contained in Exhibit 5.2 hereto).

99.1	Press Release dated September 22, 2010.